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                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 22, 1995

                    First Financial Caribbean Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


       Puerto Rico                   0-17224                    66-0312162
-------------------------          -----------              -------------------
(State or other jurisdic-          (Commission                 (IRS Employer
  tion of incorporation)             File No.)               Identification No.)


    1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (809) 749-7100
                                                     --------------
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Item 5.  Other Events
         ------------

     First Financial Caribbean Corporation announced on December 22, 1995 that it had closed the sale to BanPonce Corporation ("BanPonce") of $3,354,095 of its 8.25% Convertible Subordinated Debentures Due January 1, 2006 (the "Debentures"). The Company had previously announced that on September 25, 1995 it had entered into a Debenture Purchase Agreement (the "Debenture Purchase Agreement") with BanPonce for the sale of up to $10,000,000 of Debentures. The Debentures are convertible into shares of Common Stock of the Company at a conversion price of $17.50 per share, subject to adjustment in certain events, and are subordinated to all senior debt of the Company. $6,645,905 of the Debentures were sold on September 25, 1995, while the issuance and sale of the remaining $3,354,095 of Debentures were subject to the receipt of certain regulatory approvals by BanPonce. In order to facilitate the receipt of the required regulatory approvals, the Debenture Purchase Agreement was amended to provide that approximately $1,828,000 of the Debentures are not convertible into shares of Common Stock prior to January 1, 1999.

     The Debentures were offered and sold to BanPonce as part of a private transaction. The Debentures have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent such registration or an applicable exemption from the registration requirements of the Act.
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Item 7.   Financial Statements, Pro Forma, Financial Information and Exhibits

          (c)   Exhibits

                10.62  - Debenture Purchase Agreement, dated as of September
                         25, 1995, and amended and restated as of December 15, 1995 between the Company and BanPonce. (including Forms of Series A and Series B Debentures)

                99       Press Release dated December 22, 1995.

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                                      3


                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                        FIRST FINANCIAL CARIBBEAN CORPORATION

                                        By:  /s/ Luis Alvarado
                                           -----------------------------------
                                           Luis Alvarado
                                           Executive Vice President and
                                             Chief Financial Officer

Date:  December 26, 1995
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                                 EXHIBIT INDEX

Exhibit Number                           Description                                    Page
--------------                           -----------                                    ----
    10.62                              Debenture Purchase Agreement
                                       dated as of September 25, 1995,
                                       and amended and restated as of
                                       December 15, 1995 between the
                                       Company and BanPonce (including Forms
                                       of Series A and Series B Debentures)

    99                                 Press Release dated
                                       December 22, 1995
